SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549



                            FORM 8-K/A


                          CURRENT REPORT


              Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported)
                           May 29, 1996




                WESTERN OHIO FINANCIAL CORPORATION
- - ----------------------------------------------------------------
     (Exact name of Registrant as specified in its Charter)



     Delaware                0-24120                   31-1403116
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(State or other         (Commission File           (IRS Employer
 jurisdiction of             Number)
Identification
 incorporation)                                        No.)



28 East Main Street, Springfield, Ohio               45501-0719
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Address of principal executive offices)              (Zip Code)



Registrant's telephone number, including area code:(513) 325-4683
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                             N/A
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   (Former name or former address, if changed since last report)

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Item 2.  Acquisition or Disposition of Assets
         -------------------------------------

     On March 29, 1996, Western Ohio Financial Corporation, a Delaware corporation ("Western Ohio"), issued the press release announcing the completion of Western Ohio's acquisition of Mayflower Financial Corporation, an Ohio corporation ("Mayflower"), and Mayflower's wholly owned subsidiary, Mayflower Savings Bank ("Mayflower Savings") (the "Merger"). The Merger was consummated pursuant to an Agreement and Plan of Reorganization (the "Merger Agreement"), dated as of August 31, 1995, by and among Western Ohio, Mayflower and Mayflower Savings. A copy of the Merger Agreement was included as Exhibit 2 to Western Ohio's Current Report on Form 8-K, filed with the Securities and Exchange Commission on September 7, 1995, and is incorporated herein by reference.

     In the Merger, Mayflower merged into Western Ohio and Mayflower Savings merged into Mayflower Federal Savings Bank, a federal savings bank subsidiary of Western Ohio formed specifically to acquire Mayflower Savings in the Merger ("Mayflower Federal"). Following the Merger, the assets and liabilities of Mayflower became part of Western Ohio and the assets and liabilities of Mayflower Savings became part of Mayflower Federal. Western Ohio intends to hold Mayflower Federal as a subsidiary separate and apart from its other savings bank subsidiary, Springfield Federal Savings Bank, and to continue to maintain the business and physical assets of Mayflower, subject to the needs of Western Ohio. Each holder of the common stock of Mayflower ("Mayflower Common Stock") will receive $28.50 in cash for each share of Mayflower Common Stock held as of the effective time of the Merger. Based on the 350,788 outstanding shares of Mayflower Common Stock on March 29, 1996, Western Ohio will pay approximately $10.0 million in cash for all of the outstanding shares of Mayflower Common Stock. The consideration will come from Western Ohio's working capital.

     The foregoing information does not purport to be complete and is qualified in its entirety by reference to the Exhibits to this Report.

Item 7.  Financial Statements and Exhibits
         ----------------------------------

     (a)  Financial statements of businesses acquired.

     The following consolidated financial statements of Mayflower, and notes thereto, were filed as Exhibit 99.2 to Western Ohio's Current Report on Form 8-K, filed with the Securities and Exchange Commission on March 29, 1996, and are incorporated herein by reference:
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     (i)   Consolidated Statements of Financial Condition
           at June 30, 1995 and 1994.

     (ii)  Consolidated Statements of Earnings for the
           Years Ended June 30, 1995, 1994 and 1993.

     (iii) Consolidated Statements of Stockholders' Equity for the Years Ended June 30, 1995, 1994 and 1993.

     (iv) Consolidated Statements of Cash Flows for the Years Ended June 30, 1995, 1994 and 1993.

A manually signed accountant's report was also included in
Exhibit 99.2.

     Please note that it was impracticable at that time to file the additional unaudited interim data with respect to Mayflower required by this form and 17 C.F.R. Section 210-3.05(b). Such financial data, identified below, is being filed as an amendment to the earlier report.

     (i)  Consolidated Statements of Financial
          Condition at December 31, 1995 (unaudited).

     (ii) Consolidated Statements of Earnings for the
          Six Months Ended December 31, 1995 and 1994
          (unaudited).

    (iii) Consolidated Statements of Cash Flows for the
          Six Months Ended December 31, 1995 and
          1994 (unaudited).

     (b)  Pro forma financial information for Western Ohio
          Financial Corporation and Subsidiaries.

     (i)  Proforma Condensed Statement of Financial
          Condition at December 31, 1995.

     (ii) Proforma Condensed Income Statement for the Year Ended December 31, 1995.

    (iii) Notes to the Proforma Financial Statements.
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                            SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                              WESTERN OHIO FINANCIAL CORPORATION



Date: May 29, 1996            By: /s/ C. William Clark
                                 ________________________________
                                  C. William Clark
                                  President and Chief Executive
                                   Officer



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                          EXHIBIT INDEX




Exhibit
Number        Description

99.1          (a)   Interim Consolidated Financial
                    Statements of Mayflower Financial
                    Corporation (unaudited)

              (b)   Pro Form Financial Statements of
                    Western Ohio Financial
                    Corporation and Subsidiaries